Exhibit 99.2 Earnings Summary Fourth Quarter 2019 February 4, 2020

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets; the impact, financial or otherwise, of any organizational changes; market and technology trends; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on the Company’s capital allocation strategy; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; risks associated with the impact of public health epidemics, such as the coronavirus currently impacting China, on our employees, customers and suppliers; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted EBITDA – as a % of Net Sales”, “Adjusted Operating Income,” “Adjusted Operating Margin”, “Adjusted Gross Profit,” “Adjusted Gross Profit Margin”, “Adjusted Segment Profit”, “Adjusted Segment Profit Margin”, “Non-GAAP Net Income” and “Diluted Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

4Q19 AND FY 2019 FINANCIAL HIGHLIGHTS • Fourth-quarter revenue of $427.0 million, increased 6% from prior year • Fiscal 2019 revenue of $1.6 billion, increased 3% • Fiscal 2019 GAAP diluted EPS of $1.87, increased 11% • Fiscal 2019 Non-GAAP diluted EPS of $1.93, increased 2% 3

Summary – Consolidated Statement of Operations (GAAP) 4Q19 over 4Q19 over $ in millions, except per share data 4Q19 4Q19 Guidance 3Q19 4Q18 4Q18 3Q19 Net Revenue $427.0 $420 -$435 $394.1 $401.6 6.3% 8.3% Gross Margin 46.3% 43.2% 44.8% Operating Expenses $113.6 $109 - $111 $117.6 $108.4 4.8% (3.4%) Operating Income $84.1 $52.8 $71.3 18.0% 59.3% Operating Margin 19.7% 13.4% 17.8% Tax Rate 19.2% 2.1% (35.3%) Net Income $57.4 $51 - $58 $40.8 $80.8 (29.0%) 40.7% Earnings per diluted share $0.42 $0.38 - $0.43 $0.30 $0.57 (26.3%) 40.0% 4

Summary – Consolidated Statement of Operations (Non-GAAP)1 4Q19 over 4Q19 over $ in millions, except per share data 4Q19 4Q19 Guidance 3Q19 4Q18 4Q18 3Q19 Net Revenue $427.0 $420 -$435 $394.1 $401.6 6.3% 8.3% Adjusted Gross Margin2 46.3% 44.6% 45.7% Non-GAAP Operating $93.2 $90 - $92 $87.6 $90.1 3.4% 6.4% Expenses3 Adjusted Operating Income $104.6 $88.2 $93.5 11.9% 18.6% Adjusted Operating Margin 24.5% 22.4% 23.3% Non-GAAP Tax Rate4 20.3% 11.5% 21.3% Non-GAAP Net Income5 $74.6 $69 - $76 $68.2 $66.3 12.5% 9.4% Non-GAAP EPS $0.55 $0.51 - $0.56 $0.50 $0.47 17.0% 10.0% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold and severance and restructuring costs. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, loss on sale of subsidiary, and severance and restructuring costs. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, loss on debt extinguishment and modification, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5

Summary – Consolidated Statement of Operations (GAAP) Fiscal Year Ended Fiscal Year Ended $ in millions, except per share data December 31, 2019 December 31, 2018 Year-over-Year Net Revenue $1,591.1 $1,550.5 2.6% Gross Margin 44.7% 46.4% Operating Expenses $472.4 $427.1 10.6% Operating Income $239.3 $292.7 (18.2%) Operating Margin 15.0% 18.9% Tax Rate 19.9% 5.4% Net Income $254.9 $240.8 5.9% EPS $1.87 $1.69 10.7% 6

Summary – Consolidated Statement of Operations (NON-GAAP)1 Fiscal Year Ended Fiscal Year Ended $ in millions, except per share data December 31, 2019 December 31, 2018 Year-over-Year Net Revenue $1,591.1 $1,550.5 2.6% Adjusted Gross Margin2 45.3% 46.9% Non-GAAP Operating Expenses3 $358.7 $356.2 0.7% Adjusted Operating Income $361.8 $371.0 (2.5%) Adjusted Operating Margin 22.7% 23.9% Non-GAAP Tax Rate4 17.7% 19.5% Non-GAAP Net Income5 $264.1 $269.8 (2.1%) Non-GAAP EPS $1.93 $1.89 2.1% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment and severance charges an fair value mark-up of acquired inventory. 3. Non-GAAP Operating Expenses exclude amortization expense, severance charges and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, severance charges, loss on debt extinguishment and modification, the Versum termination fee, net, and impairment of assets. 7

RESULTS BY SEGMENT[1]

Specialty Chemicals and Engineered Materials Segment[2]



$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q18 1Q19 2Q19 3Q19 4Q19
Sales
Adj. Op. margin

Microcontamination Control Segment[3]



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q18 1Q19 2Q19 3Q19 4Q19
Sales
Adj. Op. margin

Advanced Materials Handling Segment[4]



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
4Q18 1Q19 2Q19 3Q19 4Q19
Sales
Adj. Op. margin

1. In 1Q19, the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses.
2. Segment profit for SCEM includes a charge for fair value write-up of inventory of $120K, $695K, $4,483K and ($476)K for 1Q19, 2Q19, 3Q19 and 4Q19, respectively and severance charges of $519K, $2,143K and 184K in 1Q19, 3Q19 and 4Q19, respectively.
3. Segment profit for MC includes a charge for fair value write-up of inventory of $3,379K, $2,035K and $687K for 4Q18, 1Q19 and 4Q19, respectively. Segment profit for MC includes severance charges of $724K, $2,977K and $195K for 1Q19, 3Q19 and 4Q19, respectively.
4. Segment profit for AMH includes severance and restructuring charges of $460K, $578K, $3,135 and ($379)K for 4Q18, 1Q19, 3Q19 and 4Q19, respectively.

8

REVENUE BY GEOGRAPHY 2019 Revenue by Geography 2019 vs. 2018 Growth Rate Revenue = $ million Taiwan 7% Taiwan N. America 10% N. America $309.8M $380.9M South Korea 1% Southeast Japan -2% Asia $103.6M $132.2M Europe China 5% $244.4M Europe -4% $205.5M Japan Southeast Asia -12% South Korea $214.7M China -20% -10% 0% 10% 20% 9

Summary – Balance Sheet Items $ in millions 4Q19 3Q19 4Q18 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $351.9 14.0% $282.7 11.5% $482.1 20.8% Accounts Receivable, net $234.4 9.3% $261.3 10.6% $222.1 9.6% Inventories $287.1 11.4% $290.3 11.8% $268.1 11.6% Net PP&E $479.5 19.1% $470.0 19.0% $419.5 18.1% Total Assets $2,516.1 $2,467.7 $2,317.6 Current Liabilities1 $264.4 10.5% $213.1 8.6% $269.7 11.6% Long-term debt, excluding $932.5 37.1% $934.1 37.9% $934.9 40.3% current maturities Total Liabilities $1,350.2 53.7% $1,347.8 54.6% $1,305.6 56.3% Total Shareholders’ Equity $1,165.9 46.3% $1,119.9 45.4% $1,012.0 43.7% AR – DSOs 50.1 60.5 50.4 Inventory Turns 3.2 3.2 3.3 1. Current Liabilities in 4Q19, 3Q19 and 4Q18 includes $4 million of current maturities of long term debt. 10

ADJUSTED EBITDA MARGIN1 Adjusted EBITDA and Adjusted EBITDA Margin 130 29.3% 28.9% 28.5% 27.7% $125 120 27.7% 27.7% 27.5% 27.8% 27.3% 26.8% 110 $109 $110 $110 $109 25.2% $106 $108 100 23.9% $96 $97 90 $95 $88 80 $76 70 60 50 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Adj. EBITDA in $M Adj. EBITDA as % of Sales 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. 11

Cash Flows $ in millions 4Q19 3Q19 4Q18 Beginning Cash Balance $282.7 $521.4 $294.9 Cash provided by operating activities $128.6 $25.3 $91.3 Capital expenditures ($25.9) ($26.3) ($34.8) Proceeds from long-term debt - - $400.0 Acquisition of business ($11.0) ($217.1) - Payments on long-term debt ($2.0) - ($108.9) Repurchase and retirement of common stock ($15.0) ($15.0) ($143.8) Dividend payments ($10.8) ($10.8) ($9.9) Other investing activities $1.1 $2.6 ($0.5) Other financing activities $2.8 $3.1 ($6.1) Effect of exchange rates $1.4 ($0.5) ($0.1) Ending Cash Balance $351.9 $282.7 $482.1 Free Cash Flow1 $102.7 ($1.0) $56.5 Adjusted EBITDA $125.0 $107.5 $110.4 1. Free cash flow equals cash from operations less capital expenditures. 12

Outlook GAAP $ in millions, except per share data 1Q20 Guidance 4Q19 Actual 4Q18 Actual Net Revenue $415 -$430 $427.0 $401.6 Operating Expenses $111 - $113 $113.6 $108.4 Net Income $56 - $63 $57.4 $80.8 Earnings (Per Diluted Share) $0.41 - $0.46 $0.42 $0.57 Non-GAAP $ in millions, except per share data 1Q20 Guidance 4Q19 Actual 4Q18 Actual Net Revenue $415 - $430 $427.0 $401.6 Non-GAAP Operating Expenses $96 - $98 $93.2 $90.1 Non-GAAP Net Income1 $68 - $75 $74.6 $66.3 Non-GAAP EPS $0.50 - $0.55 $0.55 $0.47 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 13

Thoughtful and balanced capital allocation More than $3.5 billion allocated over the past 6 years1 (More than $630 million in 2019) Acquisition of ATMI in 2014 ($810M net of cash acquired), PSS, 2019 Saes Pure Gas, DSC, MPD, Anow continued “bolt on” $277M $1.5B Acquisitions acquisitions broadened capabilities and leveraged global platform Continued investments and deployment of new products, ER&D increased customer value, and drove competitive $119M $702 advantage CapEx Increased investments to support superior growth and results $112M $571 Debt Deleveraging increases financial flexibility $353 Repayment2 Initiated $10M quarterly share buyback in Q3 2017; increased $80M $290 Share Buyback to $15m in Q2 2019. $41M Initiated dividend in October 2017. Increased to $0.08 per Dividend share in July 2019. $90 1. Reflects 2013-2019 capital allocations. 2. Debt reduction following ATMI purchase to 11/18 refinance and through 2019. 14

Entegris Capital Allocation Principles Capital Structure Targets Capital Allocation Priorities • Minimum cash balance of approximately $200 million 1. Investments in R&D and CAPEX (globally) • ER&D: 8% of sales target • A debt rating of Ba1 or better • CAPEX: 7% of sales target 2. Value Accretive Acquisitions • Intend to be a consolidator • Targets: Core semiconductor and other adjacent markets • Financial Criteria Includes: (1) Accretion by year 2; (2) High single-digit ROIC by year 3; and (3) Growth enabling capabilities or market expansion 3. Return of Capital: Dividends and Share Buybacks1 • 60% target payout of annual free cash flow • Dividend Target: Ongoing dividend with incremental increases as free cash flow warrants • Share Buybacks: Approximately $15 million per quarter, plus opportunistic buybacks when appropriate 1. Capital allocation parameters could change depending on the level of acquisition activity 15

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved.

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT Three months ended Twelve months ended December 31, December 31, September 28, December 31, December 31, 2019 2018 2019 2019 2018 Net Sales $426,998 $401,642 $394,147 $1,591,066 $1,550,497 Gross profit-GAAP $197,636 $179,740 $170,350 $711,653 $719,831 Adjustments to gross profit: Severance and restructuring costs (12) 460 990 1,336 460 Charge for fair value mark-up of acquired inventory sold 211 3,379 4,483 7,544 6,868 Adjusted gross profit $197,835 $183,579 $175,823 $720,533 $727,159 Gross margin - as a % of net sales 46.3% 44.8% 43.2% 44.7% 46.4% Adjusted gross margin - as a % of net sales 46.3% 45.7% 44.6% 45.3% 46.9% 17

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

in thousands

Segment profit-GAAP[1]	Three months ended			Twelve months ended	
	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials	$32,822	$28,221	$17,074	$98,327	$127,080
Microcontamination Control	57,157	46,879	46,792	194,398	166,852
Advanced Materials Handling	20,686	19,096	17,077	75,173	92,327
Total segment profit	110,665	94,196	80,943	367,898	386,259
Amortization of intangible assets	16,028	17,050	15,152	66,428	62,152
Unallocated expenses	10,552	5,838	12,998	62,192	31,418
Total operating income	$84,085	$71,308	$52,793	$239,278	$292,689

Adjusted segment profit	Three months ended			Twelve months ended	
	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials[2]	$32,530	$28,221	$23,700	$105,995	$127,080
Microcontamination Control[3]	58,039	50,258	49,769	201,016	173,720
Advanced Materials Handling[4]	20,307	19,556	20,212	78,507	93,253
Total adjusted segment profit	110,876	98,035	93,681	385,518	394,053
Adjusted amortization of intangible assets[5]	-	-	-	-	-
Adjusted unallocated expenses[6]	6,229	4,550	5,461	23,678	23,060
Total adjusted operating income	$104,647	$93,485	$88,220	$361,840	$370,993

1. In 1Q19, the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change.
2. Adjusted segment profit for Specialty Chemicals and Engineered Materials excludes charges for fair value mark-up of acquired inventory sold of ($476), $4,483 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $4,822 for the twelve months ended December 31, 2019. Adjusted segment profit for Specialty Chemicals and Engineered Materials excludes severance and restructuring costs of $184 and $2,143 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $2,846 for the twelve months ended December 31, 2019.
2 Adjusted segment profit for Microcontamination Control excludes charges for fair value mark-up of acquired inventory sold of $687 and $3,379 for the three months ended December 31, 2019 and December 31, 2018, respectively, and $2,722 and $6,868 for the twelve months ended December 31, 2019 and December 31, 2018. Adjusted segment profit for Microcontamination Control excludes severance and restructuring costs of $195 and $2,977 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $3,896 for the twelve months ended December 31, 2019.
3 Adjusted segment profit for Advanced Material Handling excludes severance and restructuring costs of ($379) and $3,135 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $3,334 for the twelve months ended December 31, 2019. Adjusted segment profit for Advanced Materials Handling excludes charges for impairment of equipment and loss on sale of subsidiary of $460 and $466, respectively, for the twelve months ended December 31, 2018.
4 Adjusted amortization of intangible assets excludes amortization expense of $16,028, $17,050, and $15,152 for the three months ended December 31, 2019, December 31, 2018, and September 28, 2019, respectively, and $66,428 and $62,152 for the twelve months ended December 31, 2019 and December 31, 2018, respectively.
5 Adjusted unallocated expenses excludes deal and integration expenses of $4,323, $1,288, and $7,289 for the three months ended December 31, 2019, December 31, 2018 and September 28, 2019, respectively, and $36,096 and $8,358 for the twelve months ended December 31, 2019 and December 31, 2018, respectively. Adjusted unallocated expenses excludes severance and restructuring costs of $248 for the three months ended September 28, 2019 and $2,418 for the twelve months ended December 31, 2019.

18

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA Three months ended Twelve months ended December 31, December 31, September 28, December 31, December 31, $ in thousands 2019 2018 2019 2019 2018 Net sales $426,998 $401,642 $394,147 $1,591,066 $1,550,497 Net income $57,438 $80,784 $40,767 $254,860 $240,755 Adjustments to net income: Income tax expense (benefit) 13,656 (21,078) 876 63,189 13,677 Interest expense, net 12,743 8,426 10,216 42,310 30,255 Other expense (income), net 248 3,176 934 (121,081) 8,002 GAAP - Operating income 84,085 71,308 52,793 239,278 292,689 Charge for fair value write-up of acquired inventory sold 211 3,379 4,483 7,544 6,868 Deal Costs 973 - 4,891 26,164 5,121 Integration Costs 3,350 1,288 2,398 9,932 3,237 Severance and restructuring costs - 460 8,503 12,494 460 Loss on sale of subsidiary - - - - 466 Amortization of intangible assets 16,028 17,050 15,152 66,428 62,152 Adjusted operating income 104,647 93,485 88,220 361,840 370,993 Depreciation 20,352 16,880 19,306 74,975 65,116 Adjusted EBITDA $124,999 $110,365 $107,526 $436,815 $436,109 Net income – as a % of net sales 13.5% 20.1% 10.3% 16.0% 15.5% Adjusted operating margin 24.5% 23.3% 22.4% 22.7% 23.9% Adjusted EBITDA - as a % of net sales 29.3% 27.5% 27.3% 27.5% 28.1% 19

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP NET INCOME AND EARNINGS PER SHARE TO NON-GAAP NET INCOME AND EARNINGS PER SHARE

	Three months ended			Twelve months ended	
$ in thousands, except per share data	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
GAAP net income	$57,438	$80,784	$40,767	$254,860	$240,755
Adjustments to net income:					
Charge for fair value write-up of acquired inventory sold	211	3,379	4,483	7,544	6,868
Deal Costs	973	-	4,891	26,575	5,121
Integration Costs	3,350	1,288	2,398	9,932	3,237
Severance and restructuring costs	-	460	8,503	12,494	460
Loss on debt extinguishment and modification	1,980	2,319	-	1,980	2,319
Versum termination fee, net	-	-	-	(122,000)	-
Loss on sale of subsidiary	-	-	-	-	466
Amortization of intangible assets	16,028	17,050	15,152	66,428	62,152
Tax effect of legal entity restructuring	-	(34,478)	-	9,398	(34,478)
Tax effect of adjustments to net income and discrete items[1]	(5,398)	(5,603)	(8,015)	(3,124)	(17,812)
Tax effect of Tax Cuts and Jobs Act	-	1,101	-	-	683
Non-GAAP net income	$74,582	$66,300	$68,179	$264,087	$269,771
Diluted earnings per common share	$0.42	$0.57	$0.30	$1.87	$1.69
Effect of adjustments to net income	$0.13	($0.10)	$0.20	$0.07	$0.20
Diluted non-GAAP earnings per common share	$0.55	$0.47	$0.50	$1.93	$1.89

1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

20

Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP OUTLOOK TO NON-GAAP OUTLOOK (In millions, except per share data) First-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income March 28, 2020 GAAP net income $56 - $63 Adjustments to net income: Restructuring and integration costs 2 Amortization of intangible assets 13 Income tax effect (3) Non-GAAP net income $68 - $75 First-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share March 28, 2020 Diluted earnings per common share $0.41 - $0.46 Adjustments to diluted earnings per common share: Restructuring and integration costs 0.01 Amortization of intangible assets 0.10 Income tax effect (0.02) Diluted non-GAAP earnings per common share $0.50 to $0.55 21

GAAP Segment Trend Data1 $ in thousands Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Sales SCEM $ 114,435 $ 121,174 $ 124,522 $ 125,339 $ 130,743 $ 134,336 $ 131,234 $ 133,928 $ 124,470 $ 127,552 $ 127,750 $ 146,747 MC 100,195 104,587 116,229 115,801 118,923 124,937 151,478 158,500 157,706 150,185 155,979 169,794 AMH 108,371 109,658 111,278 115,436 124,078 130,572 123,227 115,527 116,064 107,515 117,256 117,455 Inter-segment elimination (5,624) (6,417) (6,438) (6,014) (6,545) (6,786) (7,342) (6,313) (7,193) (6,378) (6,838) (6,998) Total Sales $ 317,377 $ 329,002 $ 345,591 $ 350,562 $ 367,199 $ 383,059 $ 398,597 $ 401,642 $ 391,047 $ 378,874 $ 394,147 $ 426,998 Segment Profit SCEM $ 22,563 $ 28,493 $ 28,981 $ 29,534 $ 30,921 $ 36,728 $ 31,210 $ 28,221 $ 24,431 $ 24,000 $ 17,074 $ 32,822 MC 29,380 29,944 37,429 37,686 40,311 37,214 42,448 46,879 47,323 43,126 46,792 57,157 AMH 16,132 17,588 14,914 20,409 25,463 25,542 22,226 19,096 22,367 15,043 17,077 20,686 Total Segment Profit $ 68,075 $ 76,025 $ 81,324 $ 87,629 $ 96,695 $ 99,484 $ 95,884 $ 94,196 $ 94,121 $ 82,169 $ 80,943 $ 110,665 1. In 1Q19, the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. 22

NON-GAAP Segment Trend Data[1]

$ in thousands	Q117	Q217	Q317	Q417	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419
Sales												
SCEM	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336	$ 131,234	$ 133,928	$ 124,470	$ 127,552	$ 127,750	$ 146,747
MC	100,195	104,587	116,229	115,801	118,923	124,937	151,478	158,500	157,706	150,185	155,979	169,794
AMH	108,371	109,658	111,278	115,436	124,078	130,572	123,227	115,527	116,064	107,515	117,256	117,455
Inter-segment elimination	(5,624)	(6,417)	(6,438)	(6,014)	(6,545)	(6,786)	(7,342)	(6,313)	(7,193)	(6,378)	(6,838)	(6,998)
Total Sales	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059	$ 398,597	$ 401,642	$ 391,047	$ 378,874	$ 394,147	$ 426,998
Adjusted Segment Profit												
SCEM[2]	$ 22,563	$ 28,493	$ 28,995	$ 29,534	$ 30,921	$ 36,728	$ 31,210	$ 28,221	$ 25,070	$ 24,695	$ 23,700	$ 32,530
MC[3]	29,380	31,387	37,625	37,686	40,311	37,422	45,729	50,258	50,082	43,126	49,769	58,039
AMH[4]	16,132	19,874	20,135	20,409	25,463	25,542	22,692	19,556	22,945	15,043	20,212	20,307
Total Adj. Segment Profit	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695	$ 99,692	$ 99,631	$ 98,035	$ 98,097	$ 82,864	$ 93,681	$ 110,876
Adjusted Segment Profit Margin												
SCEM	19.7%	23.5%	23.3%	23.6%	23.7%	27.3%	23.8%	21.1%	20.1%	19.4%	18.6%	22.2%
MC	29.3%	30.0%	32.4%	32.5%	33.9%	30.0%	30.2%	31.7%	31.8%	28.7%	31.9%	34.2%
AMH	14.9%	18.1%	18.1%	17.7%	20.5%	19.6%	18.4%	16.9%	19.8%	14.0%	17.2%	17.3%

1. In 1Q19, the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.
2. Adjusted segment profit for SCEM for 3Q17, 1Q19, 3Q19 and 4Q19 excludes charges for severance and restructuring of $14, $519, $2,143 and $184. Adjusted segment profit for SCEM for 1Q19, 2Q19, 3Q19 and 4Q19 excludes fair value mark-up of inventory and severance charges of $120, $695, $4,483 and ($476), respectively.
3. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884 and $559, respectively. Adjusted segment profit for MC for 3Q17, 1Q19, 3Q19 and 4Q19 excludes charges for severance of $196, $724, $2,977 and $195, respectively. Adjusted segment profit for MC for 2Q18, 3Q18, 4Q18, 1Q19 and 4Q19 excludes charges for fair value mark-up of acquired inventory sold of $208, $3,281, $3,379, $2,035 and $687, respectively.
4. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for 3Q17 excludes impairment of equipment and severance and restructuring of $3,364 and $1,857 respectively. Adjusted segment profit for AMH for 3Q18 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18, 1Q19, 3Q19 and 4Q19 excludes severance and restructuring of $460, $578, $3,135 and ($379)K, respectively.

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Entegris